Exhibit 10.1

SECOND AMENDMENT TO

OPTION AGREEMENT FOR PURCHASE AND SALE OF REAL PROPERTY

THIS SECOND AMENDMENT (the “Amendment”) to the Option Agreement for Purchase and Sale of Real Property dated as of October 14, 2021 (the “Richmond Hill Option Agreement”), is entered into as of February 3, 2025 (the “Amendment Effective Date”), by and among Homestake Mining Company of California, a California corporation (“Homestake” or “Owner”) and LAC Minerals (USA) LLC, a Delaware limited liability company (“LAC Minerals”), DTRC LLC (formerly known as Dakota Territory Resource Corp.), a Nevada limited liability company (the “Option Holder”), and Dakota Gold Corp., a Nevada corporation (“Dakota Gold”). Homestake shall act as the “Administrative Agent”) of Owners under this Amendment. Homestake, LAC Minerals, Option Holder and Dakota Gold sometimes may be referred to in this Amendment individually as a “Party”, and collectively as the “Parties”.

RECITALS

A.	Owner, LAC Minerals, and Option Holder entered into the Richmond Hill Option Agreement.

B.	The Richmond Hill Option Agreement was amended on September 8, 2022, to, among other things, extend the option period until March 7, 2026.

C.	By Agreement and Plan of Merger dated effective as of September 30, 2023, Homestake and LAC Minerals merged, with Homestake continuing as the surviving entity assuming all rights and obligations of LAC Minerals.

D.	The Parties desire to further extend the option period as set forth in this Amendment.

E.	Option Holder is the successor entity to Dakota Territory Resource Corp. pursuant to that certain Amended and Restated Agreement and Plan of Merger, dated as of September 10, 2021, between Dakota Gold Corp. (formerly known as JR Resources Corp.), Dakota Territory Resource Corp., DGC Merger Sub I Corp. and DGC Merger Sub II LLC.

F.	Option Holder is a wholly-owned subsidiary of Dakota Gold, which is made a Party for the purpose of the share issuance contemplated under Richmond Hill Option Agreement as amended.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties agree as follows:

1.            Extension of Option Period. The definition of Option Period in Section 1.38 of the Option Agreement hereby is deleted in its entirety and replaced with the following:

“The period that begins on the Effective Date and ends on the earlier of (a) December 31, 2028, and (b) the date the Option Holder delivers to the Administrative Agent the Option Exercise Notice.”

2.            Consideration. In consideration for this Amendment, on the Amendment Effective Date, Option Holder shall provide a payment of $170,000 to Owner on each of the following dates: March 1, 2026, March 1, 2027, and March 1, 2028. Notwithstanding the foregoing, no payments under this provision shall be required after the date upon which the Option Holder delivers to the Administrative Agent the Option Exercise Notice.

3.            Miscellaneous Provisions.

(a)          The Parties agree that, except as specifically modified by this Amendment, the Option Agreement as amended remains in full force and effect in accordance with its terms. This Amendment shall not be construed as a waiver or amendment of any other provision of the Option Agreement or for any purpose, except as expressly set forth herein.

(b)          This Amendment shall be governed by and construed in accordance with the laws of the State of South Dakota without reference to the conflict of law provisions thereof.

(c)          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. This Amendment may be validly executed and delivered by facsimile, portable document format (.pdf) or other electronic transmission, and a signature by facsimile, portable document format (.pdf) or other electronic transmission shall be as effective and binding as delivery of a manually executed original signature.

(d)          This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns permitted by the Option Agreement.

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the Effective Date.

HOMESTAKE MINING COMPANY OF CALIFORNIA

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Director

DTRC LLC		DAKOTA GOLD CORP.

By:	/s/ Patrick Malone	By:	/s/ Patrick Malone
Name:	Patrick Malone	Name:	Patrick Malone
Title:	Senior Vice President of Dakota Gold Corp., its manager	Titile:	Senior Vice President

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